EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

 In connection with the Annual Report of Mister Goody, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Joel Arberman, Co-Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered   by the Report.

Dated: July 10, 2012	/s/ Joel Arberman

Joel Arberman

Co-Principal Executive Officer